UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 9, 2012

ROCK ENERGY RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-23022	11-2740461
(Commission File Number)	(IRS Employer Identification No.)

10375 Richmond Street, Suite 2100, Houston, Texas 77042
(Address of principal executive offices) (Zip Code)

(713) 954-3600
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 7.01 Regulation FD Disclosure

Item 8.01 Other Events

On January 9, 2012, Registrant issued the press release attached as Exhibit 99.1 to this current report on Form 8-K, announcing, among other things, the launching of Registrant’s website.

Item 8.01 Other Events

Registrant is attaching as exhibits to this current report on Form 8-K. two reports available on its website, www.americanpatriotgold.com, through the initial hyperlink entitled, “The Red Arrow Mine”. The first report, Independent Report and Analysis of the Red Arrow Mine for Red Arrow Mining Company, Inc., written by Richard Eamon and Hazen Research, Inc. in January, 2010, is accessible through the hyperlink entitled “Third Party Analysis of the Mine.pdf”. The second report, Valuation of the Red Arrow Mine, dated January 26, 2011, and also written by Richard Eamon, is accessible through the hyperlink entitled “Red Arrow Valuation.pdf”.

Item 9.01	Financial Statements and exhibits

(d) Exhibits

10.1	Independent Report and Analysis of the Red Arrow Mine for Red Arrow Mining Company, Inc.,Richard Eamon and Hazen Research, Inc., January, 2010
10.2	Valuation of the Red Arrow Mine, dated January 26, 2011, Richard Eamon
99.1	Press Release dated January 9, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCK ENERGY RESOURCES, INC.

	By:	/s/ Rocky V. Emery
Rocky V. Emery, Chief Executive Officer and Principal Accounting Officer

Date: January 9, 2012